                                                                    Exhibit 10.3

                               SECURITY AGREEMENT

                              Dated April 26, 2002

                                      From

                         The Grantors referred to herein

                                   as Grantors
                                   -----------

                                       to

                CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH

                               as Collateral Agent
                               -------------------

                                Table of Contents

Section                                                                                                            Page
-------                                                                                                            ----
Section 1.        Grant of Security ..............................................................................    2

Section 2.        Security for Obligations .......................................................................    7

Section 3.        Grantors Remain Liable .........................................................................    7

Section 4.        Delivery and Control of Security Collateral ....................................................    8

Section 5.        Maintaining the L/C Collateral Account .........................................................    8

Section 6.        Investing of Amounts in the L/C Collateral Account .............................................    8

Section 7.        Release of Amounts .............................................................................    8

Section 8.        Representations and Warranties .................................................................    9

Section 9.        Further Assurances .............................................................................   12

Section 10.       As to Equipment and Inventory ..................................................................   13

Section 11.       Insurance ......................................................................................   13

Section 12.       Post-Closing Changes; Bailees; Collections on Receivables and Related Contracts ................   14

Section 13.       As to Intellectual Property Collateral .........................................................   15

Section 14.       Voting Rights; Dividends; Etc. .................................................................   17

Section 15.       As to the Assigned Agreements ..................................................................   18

Section 16.       Transfers and Other Liens; Additional Shares ...................................................   19

Section 17.       Collateral Agent Appointed Attorney-in-Fact ....................................................   19

Section 18.       Collateral Agent May Perform ...................................................................   19

Section 19.       The Collateral Agent's Duties ..................................................................   20

Section 20.       Remedies .......................................................................................   20

Section 21.       Indemnity and Expenses .........................................................................   22

Section 22.       Amendments; Waivers; Additional Grantors; Etc. .................................................   23

Section 23.       Notices; Etc. ..................................................................................   23

Section                                                                                                            Page
-------                                                                                                            ----
Section 24.       Continuing Security Interest; Assignments under the Credit Agreement ...........................   23

Section 25.       Release; Termination ...........................................................................   24

Section 26.       Security Interest Absolute .....................................................................   25

Section 27.       Execution in Counterparts ......................................................................   26

Section 28.       Governing Law ..................................................................................   26



Schedules
---------

Schedule I            -    Pledged Shares and Pledged Debt
Schedule II           -    Location, Chief Executive Office, Place Where
                           Agreements Are Maintained, Type Of Organization,
                           Jurisdiction Of Organization And Organizational
                           Identification Number
Schedule III          -    Trade Names

Schedule IV           -    Intellectual Property Collateral
Schedule V            -    Assets Subject to Existing Contracts of Sale

Exhibits
--------

Exhibit A             -    Form of Security Agreement Supplement
Exhibit B             -    Form of Intellectual Property Security Agreement
Exhibit C             -    Form of Intellectual Property Security Agreement
                           Supplement


Appendices
----------

Appendix A
Appendix B

                               SECURITY AGREEMENT

     SECURITY AGREEMENT dated April 26, 2002 made by DAVITA INC., a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower listed on the signature pages hereof and the Additional Grantors (as hereinafter defined) (the Borrower, the Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to Credit Suisse First Boston, Cayman Islands Branch ("CSFB"), as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement).

     PRELIMINARY STATEMENTS.

     (1) The Borrower has entered into a Credit Agreement dated as of April 26, 2002 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lender Parties and the Agents (each as defined therein). Each Grantor (other than the Borrower) has entered into a Subsidiary Guarantee dated April 26, 2002, pursuant to which such Grantor has guaranteed the Obligations of the Borrower under the Credit Agreement. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Credit Agreement.

     (2) Pursuant to the Credit Agreement, the Borrower, from time to time, may enter into Hedge Agreements with counterparties that are Lender Parties at the time such Hedge Agreements are entered into (or Affiliates of such Lender Parties at such time) (all such Hedge Agreements being the "Secured Hedge Agreements").

     (3) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).

     (4) Each Grantor is the owner of the shares (the "Initial Pledged Shares") of stock or other interests set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations or other entities named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantor's name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

     (5) The Borrower has opened a collateral deposit account, Account No. ____ (the "L/C Collateral Account"), with the Collateral Agent at The Bank of New York, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

     (6) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry of the Hedge Banks into the Secured Hedge Agreements that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

     (7) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

     (8) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

     Section 1. Grant of Security. Each Grantor hereby grants to the Collateral
                -----------------
Agent for the ratable benefit of the Secured Parties, a security interest in such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

     (a) all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

     (b) all inventory in all of its forms and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

     (c) all accounts, chattel paper, instruments, general intangibles (other than general intangibles consisting of Security Collateral, Intellectual Property Collateral or Agreement Collateral which are included as "Collateral" in the applicable provisions of this Section 1) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, general intangibles or obligations (any and all such accounts, chattel paper, instruments, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such security agreements, leases and other contracts being the "Related Contracts"). "Receivables" shall include, but not be limited to, any accounts, contract rights, notes, drafts and other obligations or rights to payment of every kind or description now or any time hereafter arising, directly or indirectly, out of the provision of Dialysis Services and/or the provision of Ancillary Services specifically including, but not limited to, all accounts receivable and rights to payment through federal, state or local governmental programs, including without limitation, all Governmental Health Receivables, all other third-party payer programs and health care insurance receivables and other private pay receivables. As used herein, (i) "Dialysis Services" means hemodialysis services and peritoneal dialysis services, hemoperfusion, plasmapheresis, continuous arteriovenous hemofiltration and bio-medical services related to the foregoing; (ii) "Ancillary Services" means services relating to the needs of patients with "End Stage Renal Disease" and ancillary to the provision of Dialysis Services, including, but not limited to, the administration of erythropoietin, intradialytic parenteral nutrition, bone densitometry studies, EKGs, nerve conduction studies, Doppler Flow Testing, blood transfusions, pharmacy and laboratory services, technical services with respect to equipment used in connection with the provision of Dialysis Services and management services with respect to the provision of Dialysis Services;
(iii) "Governmental Health Receivables" means Medicaid Receivables, Medicare Receivables or VA Receivables, (iv) "Medicaid Receivable" means any Receivable with respect to which the obligor is a state governmental authority (or agent thereof) obligated to pay, pursuant to federal or state Medicaid program statutes or regulations, for services rendered to eligible beneficiaries thereunder; (v) "Medicare Receivable" means any Receivable with respect to which the obligor is a federal governmental authority (or agent thereof) obligated to pay, pursuant to federal Medicare Program statutes or regulations, for services rendered to eligible beneficiaries thereunder and (vi) "VA Receivable" means any Receivable with respect to which the obligor is the Veterans' Administration or any successor thereto (or any agent thereof);

     (d) the following (the "Security Collateral"):

          (i) the Initial Pledged Shares and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

          (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

          (iii) all additional shares of stock from time to time acquired by such Grantor in any manner (such shares, together with the Initial Pledged Shares, being the "Pledged Shares"), and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; provided, that if the issuer of any of such Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 975(a) or a successor provision of the Internal Revenue Code), the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

          (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

          (v) all other investment property in which such Grantor has now (other than investment property set forth opposite such Grantor's name on and otherwise described in Part III of Schedule I hereto), or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

     (e) each of the agreements to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

     (f) the following (collectively, the "Account Collateral"):

          (i) the L/C Collateral Account, all financial assets from time to time credited to the L/C Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the L/C Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

          (ii) all other deposit accounts of such Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

          (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

          (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

     (g) the following (collectively, the "Intellectual Property Collateral"):

          (i) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit C hereto (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");

          (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application to the extent that, and solely during the period in which, the grant of a security interest therein impairs the validity or enforceability of such intent-to-use trademark applications under applicable federal law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Trademarks");

          (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");

          (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "Trade Secrets");

          (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "Computer Software");

          (vi) all agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person in which a Grantor is a party or a beneficiary, including, without limitation, the license agreements set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "Licenses"); and

          (vii) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, misuse or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

     (h) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses
(a) through (g) of this Section 1 and this clause (h)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in or pledged the assets subject to existing contracts of sale specified in Schedule V or (ii) any of such Grantor's rights or interests in any license, contract, or agreement to which such Grantor is a party or any Security Collateral (other than stock issued by wholly owned Subsidiaries of the Borrower) owned by such Grantor or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract, or agreement to which such Grantor is a party or any Security Collateral (other than stock issued by wholly owned Subsidiaries of the Borrower) owned by such Grantor (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406(d) of the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     In the event that any asset of a Grantor is excluded from the Collateral by virtue of clause (ii) of the foregoing paragraph, upon request of the Collateral Agent such Grantor agrees to use all reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

     Section 2. Security for Obligations. This Agreement secures, in the case of
                ------------------------
each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents and the Secured Hedge Agreements, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

     Section 3. Grantors Remain Liable. Anything herein to the contrary
                ----------------------
notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. Delivery and Control of Security Collateral. (a) All
                -------------------------------------------
certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a). In addition, so long as no Default shall have occurred and be continuing, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

     (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, at the request of the Collateral Agent such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent.

     Section 5. Maintaining the L/C Collateral Account. So long as any Advance
                --------------------------------------
or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment under the Credit Agreement the Borrower will maintain the L/C Collateral Account with the Collateral Agent. It shall be a term and condition of the L/C Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Collateral Account, and except as otherwise provided by the provisions of Sections 7 and 20, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Collateral Account.

     Section 6. Investing of Amounts in the L/C Collateral Account. The
                --------------------------------------------------
Collateral Agent will, subject to the provisions of Sections 7 and 20, (a) invest amounts received with respect to the L/C Collateral Account in such Cash Equivalents credited to the L/C Collateral Account as the Borrower may select and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited to the L/C Collateral Account as the Borrower may select. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in a deposit account with the Collateral Agent and under the sole control and dominion of the Collateral Agent, such deposit account to be deemed to constitute part of the L/C Collateral Account. In addition, the Collateral Agent shall have the right to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the L/C Collateral Account.

     Section 7. Release of Amounts. So long as no Default shall have occurred
                ------------------
and be continuing and there are no unpaid Obligations under the Loan Documents, the Collateral

Agent will pay and release to the Borrower or at its order such amount, if any, as is then on deposit in the L/C Collateral Account to the extent permitted to be released under the terms of the Credit Agreement.

     Section 8. Representations and Warranties. Each Grantor represents and
                ------------------------------
warrants as follows:

     (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule II hereto (as such Schedule may be updated as provided herein). Such Grantor is located (within the meaning of
Section 9-307 of the UCC) and has its chief executive office and the office in which it maintains the original copies of each Assigned Agreement and Related Contract to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, in the states or jurisdictions set forth in Schedule II hereto. Such Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule II hereto except as disclosed in
Schedule II hereto.

     (b) All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by any chattel paper, a promissory note or other instrument that has not been delivered to the Collateral Agent.

     (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for Liens permitted under Section 5.02(a) of the Credit Agreement and the security interest created under this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents, in favor of the collateral agent pursuant to the security agreement in connection with the Existing Credit Agreement (which filings will be terminated as soon as practicable after the date hereof) or in connection with Permitted Liens. Such Grantor has only the trade names listed on Schedule III hereto as domain names and marks.

     (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and, in the case of corporate issuers, are fully paid and non-assessable. The Pledged Debt evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

     (e) The Initial Pledged Shares pledged by such Grantor constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule I hereto.

     (f) All of the investment property owned by such Grantor as of the Closing Date is listed on Schedule I hereto or Schedule 4.01(r) of the Credit Agreement.

     (g) Upon the making of the filings and other actions necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement, this Agreement will create in favor of the Collateral Agent for the benefit of the Secured Parties a valid perfected first priority security interest in the Collateral of such Grantor (subject to Permitted Liens to the extent such Liens have priority as a matter of law to the security interests created hereunder), securing the payment of the Secured Obligations.

     (h) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the pledge and security interest created hereunder on such of the Collateral located in the United States in which a Lien may be perfected by the filing of financing statements, the recordation of security agreements with the U.S. Patent and Trademark Office or the U.S. Copyright Office or the delivery of Collateral (including the first priority nature of such pledge or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, the recordation of the Intellectual Property Security Agreements referred to in Section 14(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office (in the case of copyrights, limited to copyrights that are recorded in the U.S. Copyright Office) and the actions described in Section 4 with respect to Security Collateral, or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the exercise of the rights of a secured creditor by laws affecting such rights generally, or the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (i) As to itself and its Intellectual Property Collateral:

               (i) To such Grantor's knowledge, use of such Intellectual Property Collateral in Grantor's business as currently conducted or contemplated to be conducted does not infringe upon, conflict with, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party.

               (ii) (A) With respect to Collateral owned by such Grantor, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and
          (B) with respect to Collateral consisting of licenses of Intellectual Property in favor of such Grantor, such Grantor has the valid right to use the Collateral, subject to the terms of the applicable License.

               (iii) The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

               (iv) The Intellectual Property Collateral is subsisting, and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

               (v) Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in such items of Intellectual Property Collateral in full force and effect in such jurisdictions, in each case, as such Grantor deems necessary in its reasonable commercial judgment, and to protect and maintain its interest therein.

               (vi) No action, suit, investigation, litigation or proceeding has been asserted or is pending against such Grantor or naming such Grantor as a party or, to such Grantor's knowledge, threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use by such Grantor of any of the Intellectual Property Collateral, or (ii) alleging that the Grantor's rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringes upon, dilutes, violates, misuses upon or misappropriates any patent, trademark, copyright or any other proprietary right of any third party. To such Grantor's knowledge, no Person is engaging in any activity that infringes upon, dilutes, violates, misuses or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on Schedule IV hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the Transaction will not result in the termination or impairment of any of the Intellectual Property Collateral in a manner that would constitute a Material Adverse Effect.

               (vii) With respect to each License: (A) such License is valid and binding and in full force and effect and will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (B) except as set forth on
          Schedule IV hereto, such Grantor has not received any notice of termination or cancellation under such License; (C) except as set forth on Schedule IV hereto, such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (D) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such License; and (E) neither such Grantor nor to such Grantor's knowledge, any other party to such

          License is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

               (viii) No Grantor or Intellectual Property Collateral is subject to any outstanding covenant, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

Each Grantor, any time after the date hereof, shall have the right, upon 10 days' notice to the Collateral Agent, to amend any of the Schedules referred to in this Section 8.

     Section 9. Further Assurances. (a) Each Grantor agrees that from time to
                ------------------
time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) at the request of the Collateral Agent, mark conspicuously each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder;
(iv) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) at the request of the Collateral Agent, take all action to ensure that the Collateral Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership;
(vi) at the request of the Collateral Agent, cause the Collateral Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (vii) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

     (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover the assets or personal property (or words of similar effect) of such Grantor constituting Collateral, in each case without the signature of such Grantor. A photocopy or other reproduction of this

Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

     Section 10. As to Equipment and Inventory. (a) Each Grantor will keep the
                 -----------------------------
Equipment and Inventory of such Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 8(a) or, except in circumstances governed by Section 5.01(j) of the Credit Agreement, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 9 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other places). In any case governed by Section 5.01(j) of the Credit Agreement, such Grantor will comply with the provisions of such section.

     (b) In all cases subject to its rights to sell or dispose of obsolete, damaged or worn-out items, or items that are no longer useful, as provided in
Section 5.02(e)(iv) of the Credit Agreement, each Grantor will cause the Equipment of such Grantor to be maintained and preserved in the good condition, repair and working order, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end.

     (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement.

     Section 11. Insurance. (a) Each Grantor will, at its own expense, maintain
                 ---------
insurance with respect to the Equipment and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as required under Section 5.01(d) of the Credit Agreement. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Collateral Agent during the continuance of a Default. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 9 and cause the insurers to acknowledge notice of such assignment.

     (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required or permitted hereunder or under the Credit Agreement, to pay, or as reimbursement for, the costs of such repairs or replacements.

     (c) So long as no Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Collateral Agent will release the amount thereof to such Grantor except during the continuance of any Default and during which period the Collateral Agent may hold or continue to hold such amount as additional security for the Secured Obligations of such Grantor. During the continuance of any Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and shall, in the Collateral Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 20(b).

     Section 12. Post-Closing Changes; Bailees; Collections of Receivables and
                 -------------------------------------------------------------
Related Contracts. (a) No Grantor will change its name, type of organization,
-----------------
jurisdiction of organization, organizational identification number or location from those set forth in Section 8(a) of this Agreement without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other information). No Grantor will become bound by a security agreement in respect of any of the Collateral authenticated by another Person (other than a Grantor) (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral will be maintained. Each Grantor will hold and preserve its records relating to the Collateral and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

     (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and the Related Contracts. In connection with such collections, such Grantor may take (and during the continuance of an Event of Default, at the Collateral Agent's direction, will take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including without limitation those set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables and the Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be deposited in the Collateral Account and either, as the Collateral Agent may in its sole discretion determine, (A) released to such Grantor or (B) applied as provided in
Section 20(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

     Section 13. As to Intellectual Property Collateral. (a) With respect to
                 --------------------------------------
each item of its Intellectual Property Collateral, each Grantor agrees, unless and until each Grantor, in its reasonable commercial judgment, decides otherwise, to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S.

Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Collateral Agent upon or after an Event of Default, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect. In the case of any material Intellectual Property Collateral, such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

     (b) Each Grantor agrees promptly to notify the Collateral Agent if such Grantor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral, if in any such case, such development would be reasonably likely to have a Material Adverse Effect.

     (c) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor or the Collateral Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation, if in any such case, such development would be reasonably likely to have a Material Adverse Effect.

     (d) Each Grantor shall take all steps which it deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

     (e) With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit B hereto (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

     (f) Each Grantor agrees that, should it obtain an ownership interest in any material item of the type set forth in Section 1(g) which is not on the date hereof a part of the

Intellectual Property Collateral (the "After-Acquired Intellectual Property"),
(i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Grantor shall give prompt written notice thereof to the Collateral Agent in accordance herewith and (iv) such Grantor shall execute and deliver to the Collateral Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

     Section 14. Voting Rights; Dividends; Etc. (a) So long as no Default shall
                 ------------------------------
have occurred and be continuing:

     (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

     (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all

          (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

          (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral (other than in respect of any Subsidiary of the Borrower as provided in Section 5.02(e)(iii) of the Credit Agreement) in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

          (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral (other than in respect of any Subsidiary of the Borrower as provided in Section 5.02(e)(iii) of the Credit Agreement)

shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary endorsement).

          (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of a Default:

          (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions; and

          (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary endorsement).

     Section 15. As to the Assigned Agreements(i). (b) Each Grantor will at its
                 --------------------------------
expense and from time to time: (i) furnish to the Collateral Agent such information, reports or other documents regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request, and (ii) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

     (c) Each Grantor agrees after the occurrence and during the continuance of an Event of Default, not to:

     (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

     (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

     (iii) waive any default under or breach of any such Assigned Agreement; or

     (iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party.

     (d) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

     Section 16. Transfers and Other Liens; Additional Shares. (a) Each Grantor
                 --------------------------------------------
agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

     (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

     Section 17. Collateral Agent Appointed Attorney-in-Fact. Each Grantor
                 -------------------------------------------
hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 11,

     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

     (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral;

provided however, that the Collateral Agent shall not exercise any rights referred to above unless an Event of Default has occurred and is continuing.

     Section 18. Collateral Agent May Perform. If any Grantor fails to perform
                 ----------------------------
any agreement contained herein, within the time provided or allowed, the Collateral Agent may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expense of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 21(b).

     Section 19. The Collateral Agent's Duties. (a) The powers conferred on the
                 -----------------------------
Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

     (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

     Section 20. Remedies. If any Event of Default shall have occurred and be
                 --------
continuing:


     (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the L/C Collateral Account, and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 21) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

          (i) first, to the Agents for any amounts owing to the Agents pursuant to Section 8.04 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Agents; and

          (ii) second, ratably (A) paid to the Lender Parties and the Hedge Banks, respectively, for any amounts then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to such Lender Parties and the Hedge Banks, provided that, for purposes of this Section 20, the amount owing to any such Hedge Bank pursuant to any Secured Hedge Agreement to which it is a party (other than any amount therefore accrued and unpaid) shall be deemed to be equal to the Agreement Value therefor and (B) deposited as Collateral in the L/C Collateral Account up to an amount equal to 100% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Collateral Account shall exceed the aggregate Available

     Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the order of priority set out in this Section 20(b).

Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

     (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in the L/C Collateral Account or in any other deposit account.

     (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

     Section 21. Indemnity and Expenses. (a) Each Grantor agrees to indemnify,
                 ----------------------
defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

     (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured

Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

     Section 22. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment
                 ----------------------------------------------
or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and, in the case of amendments, the Grantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental Schedules I through V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

     Section 23. Notices; Etc. All notices and other communications provided for
                 -------------
hereunder shall be in writing (including telecopier communication) and mailed, telecopied, or delivered to, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at the Borrower's address; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, be effective three Business Days after deposit in the mails, or when telecopied or delivered, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

     Section 24. Continuing Security Interest; Assignments under the Credit
                 ----------------------------------------------------------
Agreement. This Agreement shall create a continuing security interest in the
---------
Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations (other than inchoate reimbursement or indemnification Obligations), (ii) the Termination Date and
(iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in
Section 8.07 of the Credit Agreement.

     Section 25. Release; Termination. (a) Upon any sale, lease, transfer or
                 --------------------
other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents, the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the security interest granted hereby; provided, however, that (i) in the case of a transaction effected under Section 5.02(e)(vi) or (vii) of the Credit Agreement, at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least six Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement.

     (b) Upon the sale of any Equity Interests in any Grantor in accordance with the provisions of Section 5.02(m)(iii) of the Credit Agreement, the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of all items of Collateral owned by such Grantor or in which such Grantor has an interest from the security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing and (ii) such Grantor shall have delivered to the Collateral Agent, at least six Business Days prior to the date of the proposed release, a written request describing the items of Collateral and together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request.

     (c) In connection with the granting of a Lien permitted by Section 5.02(a)(iv) of the Credit Agreement in any real estate or equipment owned by a Grantor, the Collateral Agent shall, at such Grantor's request if required by the lender or lessor providing Debt to be secured by such Lien, at such Grantor's expense, either (i) subordinate the security interest granted hereby in the applicable item or items of Collateral owned by such Grantor to the Debt to be secured by such Lien on terms reasonably acceptable to the lender or lessor providing such Debt, or (ii) if such lender or lessor is not willing to accept a subordination of the security interest granted hereby, execute and deliver such documents as such Grantor shall reasonably request to evidence the release of such item or items of Collateral from the security interest granted hereby; provided, however, that such Grantor shall have delivered to the Collateral Agent, at least six Business Days prior to the date of the proposed subordination or release, a written request describing the items of Collateral and together with a form of subordination or release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request.

     (d) Upon the latest of (i) the payment in full in cash of the Secured Obligations (other than inchoate indemnification and reimbursement Obligations),
(ii) the Termination Date, (iii) the termination or expiration of all Letters of Credit, and (iv) the expiration or termination of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     Section 26. Security Interest Absolute. The obligations of each Grantor
                 --------------------------
under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

     (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

     (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

     (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

     (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

     Section 27. Execution in Counterparts. This Agreement may be executed in
                 -------------------------
any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

     Section 28. Governing Law. This Agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   DAVITA INC.

                                   By
                                     -------------------------------------------
                                       Name:  Guy Seay
                                       Title: Vice President

                                  By
                                    --------------------------------------------
                                      Name:   Guy Seay
                                      Title:  Vice President
                                              on behalf of each of the entities
                                              listed on Appendix A attached
                                              hereto

                                  TOTAL RENAL CARE, INC., on behalf of each of the entities listed on Appendix B attached hereto


                                  By
                                    --------------------------------------------
                                      Name:   Guy Seay
                                      Title:  Vice President

                                  TRC WEST, INC.


                                  By
                                    --------------------------------------------
                                      Name:   Guy Seay
                                      Title:  Vice President

                                                               Appendix A to the
                                                              Security Agreement

                     Carroll County Dialysis Facility, Inc.
                       Continental Dialysis Centers, Inc.
            Continental Dialysis Center of Springfield-Fairfax, Inc.
                      Dialysis Specialists of Dallas, Inc.
                         East End Dialysis Center, Inc.
                        Elberton Dialysis Facility, Inc.
                        Flamingo Park Kidney Center, Inc.
                      Lincoln Park Dialysis Services, Inc.
                      Mason-Dixon Dialysis Facilities, Inc.
                          Open Access Sonography, Inc.
                         Peninsula Dialysis Center, Inc.
                          Renal Treatment Centers, Inc.
                   Renal Treatment Centers - California, Inc.
                     Renal Treatment Centers - Hawaii, Inc.
                    Renal Treatment Centers - Illinois, Inc.
                   Renal Treatment Centers - Mid-Atlantic,Inc.
                    Renal Treatment Centers - Northeast, Inc.
                      Renal Treatment Centers - West, Inc.
                               RTC Holdings, Inc.
                          RTC - Texas Acquisition, Inc.
                                  RTC TN, Inc.
                          Total Acute Kidney Care, Inc.
                             Total Renal Care, Inc.
                       Total Renal Care of Colorado, Inc.
                      Total Renal Care of Puerto Rico, Inc.
                         Total Renal Laboratories, Inc.
                           Total Renal Research, Inc.
                       Total Renal Support Services, Inc.
                              TRC of New York, Inc.
                         Tri-City Dialysis Center, Inc.

                                                               Appendix B to the
                                                              Security Agreement


                       Beverly Hills Dialysis Partnership
                               DaVita - West, LLC
        Houston Kidney Center/Total Renal Care Integrated Service Network
                              Limited Partnership
                  Nephrology Medical Associates of Georgia, LLC
                     Renal Treatment Centers - Southeast, LP
                Total Renal Care/Peralta Renal Center Partnership
                 Total Renal Care/Piedmont Dialysis Partnership
                   Total Renal Care Texas Limited Partnership
                        Total Renal Care of Utah, L.L.C.
                               TRC - Indiana, LLC

                                                               Schedule I to the
                                                              Security Agreement

                         PLEDGED SHARES AND PLEDGED DEBT

                                     Part I

=================================================================================================================================
                                                                                                                   Percentage
                                                                                   Stock                               of
                                                                                Certificate          Number        Outstanding
    Grantor           Issuer        Class of Stock          Par Value              No(s)           of Shares         Shares
================ ============== ======================= ================== ==================== ============== ==================

---------------- -------------- ----------------------- ------------------ -------------------- -------------- ------------------

---------------- -------------- ----------------------- ------------------ -------------------- -------------- ------------------

---------------- -------------- ----------------------- ------------------ -------------------- -------------- ------------------

---------------- -------------- ----------------------- ------------------ -------------------- -------------- ------------------

---------------- -------------- ----------------------- ------------------ -------------------- -------------- ------------------

---------------- -------------- ----------------------- ------------------ -------------------- -------------- ------------------

================ ============== ======================= ================== ==================== ============== ==================

                                     Part II

===================================================================================================================
                                                                                                      Outstanding
                     Debt           Description of                                      Final          Principal
    Grantor         Issuer               Debt            Debt Certificate No(s).      Maturity          Amount
================ ============== ======================= =========================== ============== ==================

---------------- -------------- ----------------------- --------------------------- -------------- ------------------

---------------- -------------- ----------------------- --------------------------- -------------- ------------------

---------------- -------------- ----------------------- --------------------------- -------------- ------------------

---------------- -------------- ----------------------- --------------------------- -------------- ------------------

---------------- -------------- ----------------------- --------------------------- -------------- ------------------

---------------- -------------- ----------------------- --------------------------- -------------- ------------------

================ ============== ======================= =========================== ============== ==================

                                Sch. I - Page 1

                                                              Schedule II to the
                                                              Security Agreement

          LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE AGREEMENTS ARE
         MAINTAINED, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION
                    AND ORGANIZATIONAL IDENTIFICATION NUMBER


                                Chief             Place Where
                                Executive         Agreements are       Type of             Jurisdiction        Organizational
 Grantor          Location      Office            Maintained           Organization        of Organization     I.D. No.
 -------          --------      ----------        -------------        ------------        ---------------     --------------




                               Sch. III - Page 1

                                                             Schedule III to the
                                                              Security Agreement

                                   TRADE NAMES



                               Sch. III - Page 1

                                                              Schedule IV to the
                                                              Security Agreement

                        INTELLECTUAL PROPERTY COLLATERAL

I.  PATENTS
                     Patent
                     ------
     Grantor         Titles          Country       Patent No.      Applic. No.       Filing Date      Issue Date
     -------         ------          -------       ----------      -----------       -----------      ----------


II.  DOMAIN NAMES AND TRADEMARKS

                         Domain                                         Applic.    Filing
                         ------                                         -------    ------
     Grantor           Name/Mark     Country       Mark    Reg. No.      No.        Date      Issue Date
     -------           ----------    -------       ----    --------      ---        ----      ----------





III.  COPYRIGHTS
                        Title of                                                            Filing     Issue
                        --------                                                            ------     -----
     Grantor              Work       Country      Title      Reg. No.       Applic. No.      Date       Date
     -------              ----       -------      -----      --------       -----------      ----       ----





IV.  LICENSES

                        Grantor                                                 Licenses
                        -------                                                 --------



                                Sch. IV - Page 1

                                                               Schedule V to the
                                                              Security Agreement

                  ASSETS SUBJECT TO EXISTING CONTRACTS OF SALE




                                Sch. V - Page 1

                                                                Exhibit A to the
                                                              Security Agreement


                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

Credit Suisse First Boston, Cayman Islands Branch

   as the Collateral Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below

   ----------------------------------

   ----------------------------------
   Attn:
         -----------------------


                                   DaVita Inc.
                                   -----------

Ladies and Gentlemen:

     Reference is made to (i) the Credit Agreement dated as of April 26, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DaVita Inc., a Delaware corporation, as the Borrower, the Lender Parties party thereto, Credit Suisse First Boston, Cayman Islands Branch, as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement, the "Collateral Agent"), and as administrative agent for the Lender Parties, and
(ii) the Security Agreement dated April 26, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

     Section 1. Grant of Security. The undersigned hereby grants to the
                -----------------
Collateral Agent for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.


                                Exh. A - Page 1

     Section 2. Security for Obligations. The grant of a security interest in,
                ------------------------
the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. [Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.]/1/

     Section 3. Supplements to Security Agreement Schedules. The undersigned has
                -------------------------------------------
attached hereto supplemental Schedules I through V to Schedules I through V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

     Section 4. Representations and Warranties. The undersigned hereby makes
                ------------------------------
each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

     Section 5. Obligations Under the Security Agreement. The undersigned hereby
                ----------------------------------------
agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

     Section 6. Governing Law. This Security Agreement Supplement shall be
                -------------
governed by, and construed in accordance with, the laws of the State of New
York.




--------
1 Include this sentence only if the Additional Grantor delivering this Security Agreement Supplement will not be required under the Loan Documents to become a Guarantor. Also, in that case, the first sentence of this
     Section 2 should be revised to reflect that this pledge and grant secures the payment of all Obligations of each Loan Party.


                                Exh. A - Page 2

                                     Very truly yours,

                                     [NAME OF ADDITIONAL GRANTOR]


                                     By
                                        ----------------------------------------
                                        Title:

                                        Address for notices:

                                        -----------------------

                                        -----------------------

                                        -----------------------



                                Exh. A - Page 3

                                                                Exhibit B to the
                                                              Security Agreement

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement") dated April 26, 2002, is made by the Persons listed on the signature pages hereof (collectively, the "Grantors") in favor of Credit Suisse First Boston, Cayman Islands Branch ("CSFB"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     WHEREAS, DaVita Inc., a Delaware corporation, has entered into a Credit Agreement dated as of April 26, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with CSFB as Administrative Agent and as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated April 26, 2002 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement").

     WHEREAS, under the terms of the Security Agreement, Grantors have granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

     SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral
                -----------------
Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "Collateral"):

          (i) the United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit C to the Security Agreement (an "IP Security

                                Exh. B - Page 1

     Agreement Supplement") executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

          (ii) the United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (but excluding any United States intent-to-use trademark application to the extent that, and solely during the period in which, the grant of a security interest therein impairs the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby and renewals and extensions of the foregoing, and all rights therein provided by international treaties or conventions (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Trademarks");

          (iii) all copyrights, whether registered or unregistered, including, without limitation, the United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Copyrights");

          (iv) any and all claims for damages for past, present and future infringement, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (v) any and all proceeds of the foregoing.

     SECTION 2. Security for Obligations. The pledge and assignment of, and the
                ------------------------
grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

     SECTION 3. Recordation. Each Grantor authorizes and requests that the
                -----------
Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.



                                 Exh. B - Page 2

     SECTION 4. Execution in Counterparts. This Agreement may be executed in any
                -------------------------
number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been
                ---------------------------
entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

     SECTION 6. Governing Law. This IP Security Agreement shall be governed by,
                -------------
and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   DAVITA INC.

                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address for Notices:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------


                                  [NAME OF GRANTOR]


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  Address for Notices:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------



                                Exh. B - Page 3

                                  [NAME OF GRANTOR]



                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address for Notices:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------


                                  [NAME OF GRANTOR]



                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  Address for Notices:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------


                                  [ETC.]


                       [ADD ACKNOWLEDGMENT FORM IF NEEDED]


                                Exh. B - Page 4

                                                                Exhibit C to the
                                                              Security Agreement


           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

     This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP Security Agreement Supplement") dated April 26, 2002, is made by the Person listed on the signature page hereof (the "Grantor") in favor of Credit Suisse First Boston, Cayman Islands Branch ("CSFB"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     WHEREAS, DaVita Inc., a Delaware corporation, has entered into a Credit Agreement dated as of April 26, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with CSFB, as Administrative Agent, and as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated April 26, 2002 made by the Grantor and such other Persons to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Intellectual Property Security Agreement made by the Grantor and such other Persons to the Collateral Agent dated April 26, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement").

     WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted to the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Collateral Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

     SECTION 1. Confirmation of Grant of Security. The Grantor hereby
                ---------------------------------
acknowledges and confirms the grant of a security interest to the Collateral Agent for the ratable benefit of the Secured Parties under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "Additional Collateral"):



                                Exh. C - Page 1

               (i) The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

               (ii) The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (but excluding any United States intent-to-use trademark application to the extent that, and solely during the period in which, the grant of a security interest therein impairs the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby and renewals and extensions of the foregoing, and all rights therein provided by international treaties or conventions (the "Trademarks");

               (iii) all copyrights, whether registered or unregistered, including, without limitation, the United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (the "Copyrights");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v) any and all proceeds of the foregoing.

     SECTION 2. Supplement to Security Agreement and IP Security Agreement.
Schedule IV to the Security Agreement and Schedules A, B and C to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

     SECTION 3. Recordation. The Grantor authorizes and requests that the
                -----------
Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

     SECTION 4. Governing Law. This IP Security Agreement Supplement shall be
                --------------
governed by, and construed in accordance with, the laws of the State of New
York.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   [NAME OF GRANTOR]


                                   By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                      Address for Notices:

                                      ------------------------------------------


                                 Exh. C - Page 2